AAM/Bahl & Gaynor Income Growth Fund
Class A (Ticker Symbol: AFNAX)
Class C (Ticker Symbol: AFYCX)
Class I (Ticker Symbol: AFNIX)

A series of Investment Managers Series Trust

Supplement dated June 22, 2016, to the Prospectus and
Statement of Additional Information dated November 1, 2015 and Summary Prospectus dated November 5, 2015, as supplemented May 9, 2016

Effective July 1, 2016, Advisors Asset Management, Inc., the investment advisor to the AAM/Bahl & Gaynor Income Growth Fund (the “Fund”), has contractually agreed to reduce the limit on the total annual fund operating, excluding certain expenses described below, by 0.17%, to 1.23%, 1.98% and 0.98% of the average daily net assets of the Fund’s Class A, Class C and Class I Shares, respectively.

Accordingly, effective July 1, 2016, the “Fees and Expenses of the Fund” table on page 1 of the Summary Prospectus and the Prospectus is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Class A shares of the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “YOUR ACCOUNT WITH THE FUNDS - Purchase of Shares – AAM/Bahl & Gaynor Income Growth Fund - Class A Shares” on page 32 of the Prospectus.

		Class A Shares		Class C Shares		Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)		5.50%		None		None
Maximum deferred sales charge (load) (as a percentage of the lesser of the value redeemed or the amount invested)		1.00%[1]		1.00%[1]		None
Redemption fee if redeemed within 90 days of purchase (as a percentage of amount redeemed)		2.00%		2.00%		2.00%
Wire fee		$20		$20		$20
Overnight check delivery fee		$25		$25		$25
Retirement account fees (annual maintenance fee)		$15		$15		$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.65%		0.65%		0.65%
Distribution and service (Rule 12b-1) fees		0.25%		1.00%		None
Other expenses		0.55%		0.55%		0.55%
Shareholder service fees	0.07%		0.07%		0.07%
All other expenses	0.48%		0.48%		0.48%
Total annual fund operating expenses		1.45%		2.20%		1.20%
Fees waived and/or expenses reimbursed[2]		(0.22%)		(0.22%)		(0.22%)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses		1.23%		1.98%		0.98%

1	For Class A Shares, no sales charge applies on investments of $1 million or more, but a contingent deferred sales charge ("CDSC") of 1.00% will be imposed on certain redemptions of such shares within 18 months of the date of purchase. Class C Shares of the Fund are subject to a CDSC of 1.00% on any shares sold within 12 months of the date of purchase.

2	The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding, as applicable, any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with SEC Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.23%, 1.98% and 0.98% of the average daily net assets of the Class A, Class C and Class I Shares of the Fund, respectively. This agreement is in effect until October 31, 2017, and it may be terminated before that date only by the Trust's Board of Trustees. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.

In addition, the information under the heading “Example” on page 2 of Summary Prospectus and the Prospectus is deleted in its entirety and replaced with the following:

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A Shares	$668	$963	$1,279	$2,172
Class C Shares	$304	$667	$1,160	$2,517
Class I Shares	$100	$359	$638	$1,435

You would pay the following expenses on Class C Shares if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class C Shares	$201	$667	$1,160	$2,517

Effective July 1, 2016, all additional references in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information to the expenses limitations are revised as indicated above.

Please file this Supplement with your records.